UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2008

INTCOMEX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-134090	65-0893400
(Commission File Number)	(IRS Employer Identification No.)

3505 NW 107th Avenue, Miami, FL 33178

(Address, including Zip Code, of Principal Executive Offices)

(305) 477-6230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On September 26, 2008, PricewaterhouseCoopers S.C. (“PwC”) was notified on behalf of the Audit Committee of the Board of Directors of Intcomex, Inc. (the “Company”) that PwC would be dismissed as the independent registered public accounting firm of its subsidiary, Centel, S.A. de C.V. (“Centel”). The dismissal, which was effective as of September 26, 2008, was approved by the Company’s Audit Committee.

PwC’s reports on Centel’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2007 and 2006, and through the interim period ended September 26, 2008, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in its reports on Centel’s financial statements for such years.

During the fiscal years ended December 31, 2007 and 2006 and through the interim period ended October 16, 2008, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the foregoing disclosures. A letter from PwC dated October 16, 2008, stating that PwC agrees with these statements in attached as Exhibit 16.1.

(b) Effective October 15, 2008, the Audit Committee of the Board of Directors of the Company appointed BDO Seidman LLP (“BDO”) as Centel’s independent registered public accounting firm for the year ending December 31, 2008.

During the fiscal years ended December 31, 2007 and 2006 and through the interim period ended September 26, 2008, BDO has been the Company’s principal independent registered public accounting firm auditing the Company’s consolidated financial statements. During such periods, Centel has not consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Centel’s financial statements and either a written report was provided to Centel or oral advice was provided that BDO concluded was an important factor considered by Centel in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from PricewaterhouseCoopers S.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intcomex, Inc.

Date: October 20, 2008	By:	/s/ Russell A. Olson
	Name:	Russell A. Olson
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers S.C.